Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of October 30, 2025 by and among: (1) Metalpha Technology Holding Limited, a company incorporated in the Cayman Islands (the “Company”); and (2) each of the purchasers identified on the signature page hereto (together the “Purchasers,” and each, a “Purchaser”).

The Company and the Purchasers are sometimes each referred to herein as a “Party” and collectively as the “Parties.” This Agreement, and any agreements and documents that may be required to implement the transactions contemplated by this Agreement, are referred to herein as the “Transaction Documents.”

Witnesseth:

Whereas, upon the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers wish to purchase from the Company, ordinary shares, par value US$0.0001 per share, of the Company (“Ordinary Shares”) in a private placement exempt from registration pursuant to Regulation S (“Regulation S”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and other exemptions under the Securities Act.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties hereto agree as follows:

Article I
PURCHASE AND SALE

Section 1.1 Issuance, Sale and Purchase of Ordinary Shares. Upon the terms and subject to the conditions of this Agreement, each Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue, sell and deliver to such Purchaser, at such Purchaser’s Closing (as defined below), that number of Ordinary Shares for the amount of consideration set forth on such Purchaser’s signature page hereto (such Purchaser’s “Purchase Price”) at a price per Ordinary Share equal to the lower of (i) $3.07 or (ii) the 10-Day VWAP (defined as below), free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement). The Ordinary Shares issued to each Purchaser pursuant to this Agreement shall be referred to herein as such Purchaser’s “Purchased Shares”. “10-Day VWAP” means the volume weighted average price of the Ordinary Shares traded on the Nasdaq Capital Market for the full ten (10) trading days immediately preceding the date of this Agreement.

Section 1.2 Closing.

(a) Closing. Subject to Section 1.3, the closing (such Purchaser’s “Closing”) of the sale and purchase of a Purchaser’s Purchased Shares pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures within a reasonable period of time after the satisfaction or waiver of the conditions precedents set forth in Section 1.3 or such other time as the Company and such Purchaser may mutually agree upon. The date and time of such Purchaser’s Closing are referred to herein as such Purchaser’s “Closing Date.” The Parties hereby acknowledge and agree that the Closing of each Purchaser is not conditional upon the Closing of any other Purchaser, and the Purchasers’ respective Closings may occur at different times.

(b) Payment and Delivery. At a Purchaser’s Closing, such Purchaser shall pay, or cause to be paid, its Purchase Price to the Company in U.S. dollars by wire transfer, or by such other method mutually agreeable to the Company and such Purchaser, of immediately available funds to such bank account(s) designated in writing by the Company, and the Company shall cause its transfer agent to issue the Purchased Shares being issued and sold to such Purchaser in book-entry form, registered in the name of such Purchaser.

(c) Restrictive Legend. Each book-entry position representing Purchased Shares shall be endorsed with the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR TO ANY “U.S. PERSON,” AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING ACQUISITION OF THE SECURITY BY THE HOLDER THEREOF. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

Section 1.3 Closing Conditions.

(a) Conditions to Each Purchaser’s Obligations to Effect its Closing. The obligation of each Purchaser to purchase and pay for its Purchased Shares as contemplated by this Agreement is subject to the satisfaction, on or before its Closing Date, of the following conditions, any of which may only be waived in writing by such Purchaser in its sole discretion:

(i) All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the relevant Purchased Shares hereunder and any other transactions contemplated under the Transaction Documents shall have been completed.

(ii) The representations and warranties of the Company contained in Section 2.1 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, true and correct in all respects) on the date of this Agreement and on and as of its Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before its Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser that are substantial in relation to the Company.

(iv) With respect to [Name of Purchaser] only, such Purchaser has completed its structural set up or restructuring that it deems necessary or appropriate in order to consummate the transactions contemplated by this Agreement or any other Transaction Document.

(b) Conditions to the Company’s Obligations to Effect a Purchaser’s Closing. The obligation of the Company to issue, sell and deliver the relevant Purchased Shares to any Purchaser as contemplated by this Agreement is subject to the satisfaction, on or before such Purchaser’s Closing Date, of each of the following conditions, any of which may only be waived in writing by the Company in its sole discretion:

(i) All corporate and other actions required to be taken by such Purchaser in connection with the purchase of its Purchased Shares hereunder and any other transactions contemplated under the Transaction Documents shall have been completed.

(ii) The representations and warranties of such Purchaser contained in Section 2.2 of this Agreement shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, true and correct in all respects) with respect to such Purchaser on the date of this Agreement and on and as of such Purchaser’s Closing Date; and such Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with by such Purchaser on or before such Purchaser’s Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document with respect to such Purchaser that are substantial in relation to the Company.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of such Purchaser’s Closing Date, except as disclosed in any SEC Documents (as defined below) that are publicly available prior to the date hereof (excluding any forward-looking statements and any disclosure of non-specific risks faced by the Company to the extent they are cautionary, predictive or forward-looking in nature), as follows:

(a) Due Formation. The Company is a company duly incorporated as an exempted company with limited liability, validly existing and in good standing under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted.

(b) Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and other Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and other Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c) Valid Agreement. Each of the Transaction Documents has been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Capitalization.

(i) All outstanding share capital of the Company and all outstanding share capital of each of the Company’s subsidiaries and consolidated affiliates (each a “Subsidiary” and collectively “Subsidiaries”) have been issued and granted in compliance with (x) all applicable Securities Laws and other applicable laws and (y) all requirements set forth in applicable plans or contracts, without violation of any preemptive rights, rights of first refusal or other similar rights. “Securities Laws” means the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing rules of, or any listing agreement with, the Nasdaq Stock Market and any other applicable law regulating securities or takeover matters.

(ii) The rights of the Ordinary Shares to be issued to any Purchaser as its Purchased Shares shall be as stated in the Third Amended and Restated Memorandum and Articles of Association of the Company.

(e) Due Issuance of the Purchased Shares. The Purchased Shares have been duly authorized and, when issued and delivered to and paid for by the relevant Purchaser pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature, except for restrictions arising under the Securities Act or created by virtue of this Agreement, and upon delivery and entry into the register of members of the Company will transfer to the relevant Purchaser good and valid title to its Purchased Shares.

(f) Noncontravention. Neither the execution and the delivery of this Agreement or any other Transaction Document, nor the consummation of the transactions contemplated hereby and thereby, will (i) violate any provision of the organizational documents of the Company or its Subsidiaries or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company or its Subsidiaries is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries is bound or to which any of the Company’s or its Subsidiaries’ assets are subject. There is no action, suit or proceeding, pending or threatened against the Company or its Subsidiaries that questions the validity of this Agreement or any other Transaction Document or the right of the Company to enter into this Agreement or any other Transaction Document or to consummate the transactions contemplated hereby.

(g) Consents and Approvals. Neither the execution and delivery by the Company of this Agreement or any other Transaction Document, nor the consummation by the Company of any of the transactions contemplated hereby and thereby, nor the performance by the Company of this Agreement or any other Transaction Document in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to such Purchaser’s Closing Date.

(h) Compliance with Laws; Permits. The business of the Company or its Subsidiaries is not being conducted, and has not been conducted at any time, in violation of any law or government order applicable to the Company except for violations that do not and would not have a Material Adverse Effect. As used herein, “Material Adverse Effect” shall mean any event, fact, circumstance or occurrence that, individually or in the aggregate with any other events, facts, circumstances or occurrences, results in or would reasonably be expected to result in a material adverse change in or a material adverse effect on any of (i) the financial condition, assets, liabilities, results of operations, business, or operations of the Company and its Subsidiaries, taken as a whole, except to the extent that any such Material Adverse Effect results from (x) the public disclosure of the transactions contemplated under the Transaction Documents in accordance with their terms, (y) changes in generally accepted accounting principles that are generally applicable to comparable companies, or (z) changes in general economic and market conditions; or (ii) the ability of the Company to consummate the transactions contemplated by the Transaction Documents and to timely perform its material obligations under the Transaction Documents. Except in each case as do not and would not have a Material Adverse Effect, (A) the Company and each of its Subsidiaries have, and have been in compliance with, all permits, licenses, authorizations, consents, orders and approvals (collectively, “Permits”) that are required in order to carry on their business as presently conducted, (B) neither the Company nor any of its Subsidiaries has received any written notice of any violation of or failure to comply with any Permit or any actual or possible suspension or cancellation of any Permit and (C) each such Permit has been validly issued or obtained and is in full force and effect.

(i) SEC Documents; Listing. The Company has timely filed or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act or the Exchange Act and the rules and regulations promulgated thereunder (all of the foregoing documents filed with or furnished to the SEC and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing or furnishing dates, the SEC Documents complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, as applicable to the respective SEC Documents, and, none of the SEC Documents, at the time they were filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts, agreements, arrangements, transactions or documents which are required to be described or disclosed in the SEC Documents or to be filed as exhibits to the SEC Documents which have not been so described, disclosed or filed. The Company is in compliance with the applicable listing and corporate governance rules and regulations of the Nasdaq Stock Market. The Company and its Subsidiaries have taken no action designed to, or reasonably likely to have the effect of, delisting the Ordinary Shares from the Nasdaq Stock Market. The Company has not received any notification that the SEC or the Nasdaq Stock Market is contemplating suspending or terminating such listing (or the applicable registration under the Exchange Act related thereto). The Company is in compliance with the Sarbanes-Oxley Act of 2002 in all material respects.

(j) Financial Statements.

(i) The financial statements (including any related notes) contained in the SEC Documents (collectively, the “Financial Statements”): (A) were prepared in accordance with International Financial Reporting Standards (“IFRSs”) as issued by the International Accounting Standards Board applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (B) fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods covered thereby, in each case except as disclosed therein or in the SEC Documents and as permitted under the Exchange Act.

(ii) The Company has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting, including policies and procedures that (A) mandate the maintenance of records that in reasonable detail accurately and fairly reflect the material transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with IFRS, and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of management and the board of directors of the Company and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. There are no material weaknesses in the Company’s internal controls. The Company’s auditors and the audit committee of the board of directors of the Company have not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since March 31, 2025, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(k) Regulation S. No directed selling efforts (as defined in Rule 902 of Regulation S under the Securities Act) have been made by any of the Company, any of its affiliates or any person acting on its behalf with respect to any Purchased Shares that are not registered under the Securities Act; and none of such persons has taken any actions that would result in the sale of the Purchased Shares to the Purchasers under this Agreement requiring registration under the Securities Act; and the Company is a “foreign issuer” (as defined in Regulation S).

(l) Events Subsequent to Most Recent Fiscal Period. Since March 31, 2025 until the date hereof and to the Closing Date of the relevant Purchaser, there has not been any events that would have a Material Adverse Effect.

(m) Legal Proceeding. There are no actions by or against the Company or its Subsidiaries or affecting the business or any of the assets of the Company or its Subsidiaries pending before any governmental authority, or, to the Company’s knowledge, threatened to be brought by or before any governmental authority, that would have a Material Adverse Effect.

Section 2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly with any other Purchaser represents and warrants to the Company as of the date hereof and as of such Purchaser’s Closing Date, as follows:

(a) Due Formation. Such Purchaser is duly formed, validly existing and in good standing in the jurisdiction of its organization. Such Purchaser has all requisite power and authority to carry on its business as it is currently being conducted.

(b) Authority. Such Purchaser has full power and authority, through its investment manager, to enter into, execute and deliver the Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by such Purchaser pursuant to the Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by such Purchaser of the Transaction Documents and the performance by such Purchaser of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c) Valid Agreement. Each of the Transaction Documents has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Noncontravention. Neither the execution and the delivery of this Agreement or any other Transaction Document, nor the consummation of the transactions contemplated hereby and thereby, will (i) violate any provision of the organizational documents of such Purchaser or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which such Purchaser is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which such Purchaser is a party or by which such Purchaser is bound or to which any of such Purchaser’s assets are subject. There is no action, suit or proceeding, pending or, threatened against such Purchaser that questions the validity of this Agreement or other Transaction Documents or the right of such Purchaser to enter into this Agreement or other Transaction Documents or to consummate the transactions contemplated hereby and thereby.

(e) Consents and Approvals. Neither the execution and delivery by such Purchaser of this Agreement or other Transaction Documents, nor the consummation by such Purchaser of any of the transactions contemplated hereby or thereby, nor the performance by such Purchaser of this Agreement or any other Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to such Purchaser’s Closing Date.

(f) Status and Investment Intent.

(i) Experience. Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Shares. Such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment.

(ii) Purchase Entirely for Own Account. The Purchaser is acquiring the Purchased Shares for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Purchaser does not have any direct or indirect arrangement, or understanding with any other person to distribute, or regarding the distribution of the Purchased Shares in violation of the Securities Act or any other applicable state securities law.

(iii) Solicitation. Such Purchaser (x) was not identified or contacted through the marketing of the Purchased Shares and (y) did not contact the Company as a result of any general solicitation or directed selling efforts.

(iv) Restricted Securities. Such Purchaser acknowledges that its Purchased Shares are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law. Such Purchaser further acknowledges that, absent an effective registration under the Securities Act, its Purchased Shares may only be offered, sold or otherwise transferred (x) to the Company, (y) outside the United States in accordance with Rule 904 of Regulation S or (z) pursuant to an exemption from registration under the Securities Act.

(v) Information. Such Purchaser has been furnished access to all materials and information such Purchaser has requested relating to the Company and its Subsidiaries and other due diligence documents in order to evaluate the transactions contemplated by this Agreement with respect to such Purchaser. Such Purchaser is relying solely on its own counsel and other advisors as to the financial, tax, legal and related matters concerning an investment in its Purchased Shares.

(vi) Not U.S. Person. Such Purchaser is not a “U.S. person” as defined in Rule 902 of Regulation S.

(vii) Offshore Transaction. Such Purchaser has been advised and acknowledges that in issuing the Purchased Shares to such Purchaser pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S. Such Purchaser is acquiring the Purchased Shares in an offshore transaction in reliance upon the exemption from registration provided by Regulation S.

(viii) FINRA. Such Purchaser is not a “restricted person” for the purposes of FINRA Rule 5130.

Article III
COVENANTS

Section 3.1 Distribution Compliance Period. Each Purchaser agrees not to resell, pledge or transfer any of its Purchased Shares within the United States or to any U.S. Person, as each of those terms is defined in Regulation S, during the forty (40) days following its Closing Date.

Section 3.2 Further Assurances. From the date of this Agreement until a Purchaser’s Closing Date, the Company and such Purchaser shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby with respect to such Purchaser.

Section 3.3 Nasdaq Listing. As long as the Purchasers continue to own any Purchased Shares, the Company will use commercially reasonable efforts to continue the listing and trading of its Ordinary Shares on the Nasdaq Stock Market and to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Nasdaq Stock Market.

Section 3.4 Registration. Subject to and after each Purchaser’s Closing, upon the request of such Purchaser, the Company shall use its commercially reasonable efforts to prepare and file, within 30 days after the last Closing Date in respect of all Purchasers and in any event no earlier than November 1, 2025, a registration statement covering the sale or distribution from time to time by such Purchaser, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of such Purchaser’s Purchased Shares on Form F-3 (except if the Company is not then eligible to register for resale such Purchaser’s Purchased Shares on Form F-3, then such registration shall be on another appropriate form and shall provide for the registration of such Purchased Shares for resale by such Purchaser in accordance with any reasonable method of distribution elected by such Purchaser) (the “Resale Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Company). Each Purchaser’s rights under this Section 3.4 shall terminate when such Purchaser can sell all of its Purchased Shares in reliance of Rule 144 under the Securities Act without transfer restrictions.

Article IV
INDEMNIFICATION

Section 4.1 Indemnification. The Company (the “Indemnifying Party”) shall indemnify and hold harmless each Purchaser and its directors, officers and agents (collectively, the “Indemnified Party”) from and against any losses, claims, damages, judgments, fines, obligations, expenses and liabilities of any kind or nature whatsoever, including but not limited to any investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any pending or threatened legal action or proceeding, and any taxes or levies that may be payable by such person by reason of the indemnification of any indemnifiable loss hereunder (collectively, “Losses”) resulting from or arising out of: (i) the breach of any representation or warranty of the Indemnifying Party contained in this Agreement or other Transaction Documents; or (ii) the violation or nonperformance, partial or total, of any covenant or agreement of the Indemnifying Party contained in this Agreement or other Transaction Documents for reasons other than gross negligence or willful misconduct of such Indemnified Party. In calculating the amount of any Losses of an Indemnified Party hereunder, there shall be subtracted the amount of any insurance proceeds and third-party payments received by the Indemnified Party with respect to such Losses, if any.

Section 4.2 Third Party Claims.

(a) If any third party shall notify any Indemnified Party in writing with respect to any matter involving a claim by such third party (a “Third Party Claim”) which such Indemnified Party believes would give rise to a claim for indemnification against the Indemnifying Party under this Article IV, then the Indemnified Party shall promptly (i) notify the Indemnifying Party thereof in writing within thirty (30) days of receipt of notice of such claim and (ii) transmit to the Indemnifying Party a written notice (“Claim Notice”) describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), and the basis of the Indemnified Party’s request for indemnification under this Agreement.

(b) Upon receipt of a Claim Notice with respect to a Third Party Claim, the Indemnifying Party shall have the right to assume the defense of any Third Party Claim by notifying the Indemnified Party in writing within thirty (30) days of receipt of the Claim Notice that the Indemnifying Party elects to assume the defense of such Third Party Claim, and upon delivery of such notice by the Indemnifying Party, the Indemnifying Party shall have the right to fully control and settle the proceeding, provided, that, any such settlement or compromise shall be permitted hereunder only with the written consent of the Indemnified Party.

(c) If requested by the Indemnifying Party, the Indemnified Party shall, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the person asserting the Third Party Claim or any cross complaint against any person. The Indemnified Party shall have the right to receive copies of all pleadings, notices and communications with respect to any Third Party Claim, other than any privileged communications between the Indemnifying Party and its counsel, and shall be entitled, at its sole cost and expense, to retain separate co-counsel and participate in, but not control, any defense or settlement of any Third Party Claim assumed by the Indemnifying Party pursuant to Section 4.2(b).

(d) In the event of a Third Party Claim for which the Indemnifying Party elects not to assume the defense or fails to make such an election within the thirty (30) days of the Claim Notice, the Indemnified Party may, at its option, defend, settle, compromise or pay such action or claim at the expense of the Indemnifying Party; provided that any such settlement or compromise shall be permitted hereunder only with the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

Section 4.3 Other Claims. In the event any Indemnified Party should have a claim against the Indemnifying Party hereunder which does not involve a Third Party Claim, the Indemnified Party shall promptly transmit to the Indemnifying Party a written notice (the “Indemnity Notice”) describing in reasonable detail the nature of the claim, the Indemnified Party’s best estimate of the amount of Losses attributable to such claim and the basis of the Indemnified Party’s request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim.

Section 4.4 Cap. Notwithstanding the foregoing, the Indemnifying Party shall have no liability (for indemnification or otherwise) with respect to any Losses in excess of the relevant Purchaser’s Purchase Price. The parties agree that the cap provided for herein shall not apply when to any Losses which the direct result of fraud, willful misconduct or negligence on the part of the Company.

Article V
MISCELLANEOUS

Section 5.1 Survival of the Representations and Warranties. All representations and warranties made by any Party shall survive for one year and shall terminate and be without further force or effect on the first anniversary of the date hereof, except as to any claims thereunder which have been asserted in writing pursuant to Section 4.1 against the Party making such representations and warranties on or prior to such first anniversary.

Section 5.2 Governing Law; Arbitration. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York. Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination (“Dispute”) shall be referred to and finally resolved by arbitration at the Hong Kong International Arbitration Centre in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules then in force. There shall be three arbitrators. Each Party has the right to appoint one arbitrator and the third arbitrator shall be appointed by the Hong Kong International Arbitration Centre. The language to be used in the arbitration proceedings shall be English. Each of the Parties irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including without limitation sovereign immunity, immunity to pre-award attachment, immunity to post-award attachment or otherwise) in any arbitration proceedings and/or enforcement proceedings against it arising out of or based on this Agreement or the transactions contemplated hereby.

Section 5.3 Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties.

Section 5.4 Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns and legal representatives.

Section 5.5 Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by a Party without the express written consent of the other Party, except that each Purchaser may assign all or any part of its rights and obligations hereunder to any affiliate of such Purchaser without the consent of the Company, provided that no such assignment shall relieve such Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void.

Section 5.6 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given in accordance with the notice details set forth on the signature page of this Agreement. Any Party may change its address for purposes of this Section 5.6 by giving the other Parties hereto written notice of the new address in the manner set forth above.

Section 5.7 Entire Agreement. This Agreement and the other Transaction Documents together constitute the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement and the other Transaction Documents.

Section 5.8 Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 5.9 Fees And Expenses. Except as otherwise provided in this Agreement, each of the Parties will bear their respective expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including fees and expenses of attorneys, accountants, consultants and financial advisors.

Section 5.10 Confidentiality. Each Party shall keep in confidence, and shall not use (except for the purposes of the transactions contemplated hereby) or disclose, any non-public information disclosed to it or its affiliates, representatives or agents in connection with this Agreement and other Transaction Documents or the transactions contemplated hereby and thereby, except as required by applicable law and stock exchange rules. Each Party shall ensure that its affiliates, representatives and agents keep in confidence, and do not use (except for the purposes of the transactions contemplated hereby) or disclose, any such non-public information, except as required by applicable law and stock exchange rules.

Section 5.11 Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 5.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint, and no Purchaser is responsible in any way for the performance or conduct of any other Purchaser in connection with the transactions contemplated hereby or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be or shall be deemed to constitute a partnership, association, joint venture, or joint group with respect to the Investors. Each Purchaser agrees that no other Purchaser has acted as an agent for such Purchaser in connection with the transactions contemplated hereby or any other Transaction Document.

Section 5.13 Termination. In the event that the Closing of any Purchaser shall not have occurred by November 31, 2025, either the Company or such Purchaser may terminate this Agreement with respect to such Purchaser by written notice to the other; except for the provisions of Section 5.10 hereof, which shall survive any termination under this Section 5.12.

Section 5.14 Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 5.15 Execution In Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

[Signature Pages Follow]

In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.

METALPHA TECHNOLOGY HOLDING LIMITED

By:	/s/ Wang Bingzhong
Name:	Wang Bingzhong
Title:	CEO

All notices, requests, consents, claims, demands, waivers, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (with written confirmation of receipt); (c) on the date sent by email (with confirmation of transmission), if sent during normal business hours on a business day (or on the next business day if sent after normal business hours or on a non-business day); or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Company at the address set forth below (or at such other address for the Company as shall be specified in a notice given in accordance with these requirements):

To the Company:

Metalpha Technology Holding Limited

5506-07, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong

Attention: ***

Email: ***

[Signature Page to Subscription Agreement]

In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.

Gortune International Investment Limited Partnership

By:	/s/ Xu Wei
Name:	Xu Wei
Title:	Director

Purchased Shares:	3,257,300
Purchase Price:	US$3.07

All notices, requests, consents, claims, demands, waivers, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (with written confirmation of receipt); (c) on the date sent by email (with confirmation of transmission), if sent during normal business hours on a business day (or on the next business day if sent after normal business hours or on a non-business day); or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Purchaser at the address set forth below (or at such other address for the Purchaser as shall be specified in a notice given in accordance with these requirements):

To the Purchaser:

Gortune International Investment Limited Partnership

***

Attention: ***

Email: ***

[Signature Page to Subscription Agreement]